497(e)
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The Equitable Life Assurance Society of the United States

SUPPLEMENT DATED OCTOBER 28, 2003 TO THE MAY 1, 2003
o EQUI-VEST(R) Prospectus and Statement of Additional Information ("SAI") (Series 100 and 300);
o EQUI-VEST(R) Employer-Sponsored Retirement Programs Prospectus and SAI
o EQUI-VEST(R) Vantage(SM)
o EQUI-VEST(R) TSA Advantage(SM)
o EQUI-VEST(R) Express(SM) Prospectus and SAI
o EQUI-VEST(R) Series 800 Prospectus and SAI
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This supplement modifies certain information in the above-referenced
Prospectuses, Supplements to Prospectuses and SAIs dated May 1, 2003, as previously supplemented to date (together, the "Prospectuses"). Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectuses. You should keep this supplement with your Prospectus. We will send you another copy of any Prospectus without charge, upon request. Please note the following change to your Prospectus:

1. All references to the U.S. Real Estate -- Class I portfolio are hereby changed to the U.S. Real Estate -- Class II portfolio.





























           The Equitable Life Assurance Society of the United States
                          1290 Avenue of the Americas
                              New York, NY 10104
                                (212) 554-1234

  Copyright 2003. The Equitable Life Assurance Society of the United States.
                             All Rights reserved.
 EQUI-VEST(R) is a registered servicemark and Vantage(SM) and TSA Advantage(SM)
                               are servicemarks of
          The Equitable Life Assurance Society of the United States.


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